Exhibit 10.2

Cantor Fitzgerald & Co.

110 East 59th Street

New York, New York 10022

November 7, 2008

BGC Financial, L.P.

111 East 58th Street

New York, New York 10022

Attention: Roger C. Campbell

Re:	Clearing Services Agreement, dated May 9, 2006, between Cantor Fitzgerald & Co. and BGC Financial, Inc.

Dear Mr. Campbell:

Reference is made to that certain Clearing Services Agreement (the “Agreement”), dated May 9, 2006, between Cantor Clearing Services, a division of Cantor Fitzgerald & Co. (“CCS”) and BGC Financial, Inc. (“Broker”). Capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement.

BGC Financial, L.P. formerly known as BGC Financial, Inc., hereinafter “Broker”.

1. Pursuant to Section XI.B of the Agreement, CCS and Broker hereby agree to amend Attachment I of the Agreement as follows:

Attachment I :

CCS shall charge BROKER BROKER’S appropriate share of the aggregate cost actually incurred in connection with the provision of such services in an amount equal to (i) the direct cost that CCS incurs in performing those services, including third party fees and costs, plus (ii) a reasonable allocation of other allocated costs, including, without limitation, depreciation and amortization determined in a consistent and fair manner so as to cover CCS’ appropriate costs or in such other manner the parties shall agree. CCS shall not charge BROKER any portion of any tax for which CCS receives a rebate or credit, or to which CCS is entitled to a rebate or credit.

2. General. Except as expressly amended hereby, the terms of the Agreement shall remain in full force and effect.

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Sincerely,

CANTOR FITZGERALD & CO.

By:	/s/ Thomas Anzalone
Name:	Thomas Anzalone
Title:	Chief Operating Officer

BGC FINANCIAL, L.P.

By:	/s/ Roger Campbell
Name:	Roger Campbell
Title:	President & CEO

[Signature page to amendment, dated November 7, 2008, to Clearing Services Agreement, dated May 9, 2006, between Cantor Fitzgerald & Co. and BGC Financial, Inc., relating to cost of services.]